U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2009
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)	10043 (Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K
Item 8.01 Other Events.
     On July 30, 2009, Citigroup issued a press release announcing the final results of its previously announced public offers to exchange its publicly held convertible and non-convertible preferred and trust preferred securities for newly issued shares of its common stock and the completion of the previously announced further matching exchange offer with the U.S. Government. A copy of this press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. Copies of documents executed by the Company in connection with the further matching exchange offer with the U.S. Government are being filed as Exhibits 4.01, 4.02, 4.03, 4.04, and 4.05 to this Form 8-K and are incorporated herein by reference in their entirety.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number
4.01	Indenture, dated as of July 30, 2009, between Citigroup Inc. and The Bank of New York Mellon, as Indenture Trustee

4.02
Amended and Restated Declaration of Trust of Citigroup Capital XXXIII, dated as of July 30, 2009, by and among Citigroup Inc., as Sponsor, The Bank of New York Mellon, as Institutional Trustee, BNY Mellon Trust of Delaware, as Delaware Trustee, and the Regular Trustees named therein

4.03	Capital Securities Guarantee Agreement, dated as of July 30, 2009, between Citigroup Inc., as Guarantor, and The Bank of New York Mellon, as Guarantee Trustee

4.04	Specimen Capital Security Certificate (included as part of Exhibit 4.02)

4.05	Specimen Junior Subordinated Deferrable Interest Debenture (included as part of Exhibit 4.02)

99.1	Press Release, dated July 30, 2009, issued by Citigroup Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: July 30, 2009	By:	/s/ Michael S. Helfer
		Name:	Michael S. Helfer
		Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number
4.01	Indenture, dated as of July 30, 2009, between Citigroup Inc. and The Bank of New York Mellon, as Indenture Trustee

4.02
Amended and Restated Declaration of Trust of Citigroup Capital XXXIII, dated as of July 30, 2009, by and among Citigroup Inc., as Sponsor, The Bank of New York Mellon, as Institutional Trustee, BNY Mellon Trust of Delaware, as Delaware Trustee, and the Regular Trustees named therein

4.03	Capital Securities Guarantee Agreement, dated as of July 30, 2009, between Citigroup Inc., as Guarantor, and The Bank of New York Mellon, as Guarantee Trustee

4.04	Specimen Capital Security Certificate (included as part of Exhibit 4.02)

4.05	Specimen Junior Subordinated Deferrable Interest Debenture (included as part of Exhibit 4.02)

99.1	Press Release, dated July 30, 2009, issued by Citigroup Inc.